UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 31, 2006
                                                ______________________________



                   Harleysville Savings Financial Corporation
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-29709                   23-3028464
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)



271 Main Street, Harleysville, Pennsylvania                        19438
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (215) 256-8828
                                                  ____________________________


                               Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
          Certain Officers
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     On December 31, 2006, as previously announced, Marian Bickerstaff retired from her position as Senior Vice President and Secretary of Harleysville Savings Financial Corporation and Senior Vice President and Chief Lending Officer of Harleysville Saving Bank (the "Bank"). In connection with Ms. Bickerstaff's retirement, the Bank entered into an Agreement to Terminate the Employment Agreement between Harleysville Savings Bank and Marian Bickerstaff, dated as of December 31, 2006 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

     Exhibit No.    Description
     ----------     ---------------------------------------------------

     10.1 Agreement to Terminate the Employment Agreement between Harleysville Savings Bank and Marian Bickerstaff, dated December 31, 2006























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Harleysville Savings Financial Corporation


Date:  January 5, 2007             By: /s/ Brendan J. McGill
                                       ------------------------------------
                                       Name:   Brendan J. McGill
                                       Title:  Senior Vice President and Chief
                                                Financial Officer






























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                                EXHIBIT INDEX


     Exhibit No.         Description
     ----------          ----------------------------------------

     10.1 Agreement to Terminate the Employment Agreement between Harleysville Savings Bank and Marian Bickerstaff, dated December 31, 2006